EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies in her capacity as Chief Financial Officer of Belport Capital Fund LLC (the "Fund"), that:

(a) the Quarterly Report of the Fund on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.


Dated:  November 14, 2002


                                /s/ Michelle A. Alexander
                                --------------------------
                                Michelle A. Alexander
                                Chief Financial Officer